[RBG & CO. LETTERHEAD]

                                                                 EXHIBIT 23.1


                             Independent Registered
                        Public Accounting Firm's Consent




We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 of our report dated January 23, 2004 relating to the financial statements of WindsorTech, Inc., which appears in WinsorTech, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2003.

                                          /s/ Rubin, Brown, Gornstein & Co. LLP

RUBIN, BROWN, GORNSTEIN & CO. LLP
St. Louis, Missouri
December 9, 2004